UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2005


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

          1-12935                                              20-0467835
  (Commission File Number)                                  (I.R.S. Employer
                                                            Identification No.)

    5100 Tennyson Parkway
        Suite 3000
       Plano, Texas                                              75024
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:          (972)673-2000


                                       N/A
                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

Section 2 - Financial Information

     Item 2.02.  Results of Operations and Financial Condition.

     On May 3, 2005, Denbury Resources Inc. issued a press release announcing its first quarter 2005 financial and operating results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired.

                  Not applicable.

          (b) Pro Forma Financial Information.

                  Not applicable.

          (c) Exhibits.

          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                  Exhibit
                   Number          Description of Exhibit

                   99.1 Denbury press release, dated May 3, 2005, Denbury Resources Announces First Quarter 2005 Results.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Denbury Resources Inc.
                                        (Registrant)


Date: May 3, 2005                       By:  /s/ Phil Rykhoek
                                             ----------------------------------
                                             Phil Rykhoek
                                             Senior Vice President & Chief
                                             Financial Officer

                               INDEX TO EXHIBITS


                  Exhibit
                   Number          Description of Exhibit
                  -------          ----------------------

                   99.1 Denbury press release, dated May 3, 2005, Denbury Resources Announces First Quarter 2005 Results.